HCM Tactical Growth Fund

Class I Shares HCMIX

HCM Dividend Sector Plus Fund

Class I Shares HCMQX

(each a series of Northern Lights Fund Trust III)

Supplement dated July 19, 2019 to the Statement of Additional Information

Dated April 25, 2019

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The following replaces the “Portfolio Manager” portion of the section entitled “Portfolio Manager” on page 31 of the Statement of Additional Information for the HCM Tactical Growth Fund and HCM Dividend Sector Plus Fund (collectively the “Funds”):

Portfolio Manager. As described in the Prospectus, the portfolio manager listed below is responsible for the management of the Funds and, as of June 30, 2018, the other accounts set forth in the following tables.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Vance Howard	1	$142 M	None	$0	7,076	$1,198 M

Of the accounts above, the following are subject to performance-based fees.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Vance Howard	None	$0	None	$0	None	$0

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You should read this Supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information dated April 25, 2019. This document provides information that you should know about the Funds before investing and has been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Funds toll-free at 1-855-969-8464.

Please retain this Supplement for future reference.